                                                            EXHIBIT 24

                   DIRECTOR'S POWER OF ATTORNEY


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1986 Non-Qualified Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1996.





                              /s/ Richard A. Abdoo
                              -------------------------------------------
                              Richard A. Abdoo

                   DIRECTOR'S POWER OF ATTORNEY


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1986 Non-Qualified Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1996.




                              /s/ J.P. Bolduc
                              -------------------------------------------
                              J.P. Bolduc

                   DIRECTOR'S POWER OF ATTORNEY


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1986 Non-Qualified Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1996.




                              /s/ Wendell F. Bueche
                              -------------------------------------------
                              Wendell F. Bueche

                   DIRECTOR'S POWER OF ATTORNEY


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1986 Non-Qualified Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1996.




                              /s/ G.H. Gunnlaugsson
                              -------------------------------------------
                              G.H. Gunnlaugsson

                   DIRECTOR'S POWER OF ATTORNEY


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1986 Non-Qualified Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1996.




                              /s/ Burleigh E. Jacobs
                              -------------------------------------------
                              Burleigh E. Jacobs

                   DIRECTOR'S POWER OF ATTORNEY


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1986 Non-Qualified Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1996.




                              /s/ Jack F. Kellner
                              -------------------------------------------
                              Jack F. Kellner

                   DIRECTOR'S POWER OF ATTORNEY


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1986 Non-Qualified Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1996.




                              /s/ Don R. O'Hare
                              -------------------------------------------
                              Don R. O'Hare

                   DIRECTOR'S POWER OF ATTORNEY


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1986 Non-Qualified Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1996.




                              /s/ D.J. Kuester
                              -------------------------------------------
                              D.J. Kuester

                   DIRECTOR'S POWER OF ATTORNEY


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1986 Non-Qualified Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1996.




                              /s/ Edward L. Meyer, Jr.
                              -------------------------------------------
                              Edward L. Meyer, Jr.

                   DIRECTOR'S POWER OF ATTORNEY


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1986 Non-Qualified Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1996.




                              /s/ San W. Orr, Jr.
                              -------------------------------------------
                              San W. Orr, Jr.

                   DIRECTOR'S POWER OF ATTORNEY


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1986 Non-Qualified Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1996.




                              /s/ Peter M. Platten, III
                              -------------------------------------------
                              Peter M. Platten, III

                   DIRECTOR'S POWER OF ATTORNEY


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1986 Non-Qualified Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1996.




                              /s/ Stuart W. Tisdale
                              -------------------------------------------
                              Stuart W. Tisdale

                   DIRECTOR'S POWER OF ATTORNEY


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1986 Non-Qualified Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1996.




                              /s/ J.B. Wigdale
                              -------------------------------------------
                              J.B. Wigdale

                   DIRECTOR'S POWER OF ATTORNEY


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1986 Non-Qualified Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1996.




                              /s/ James O. Wright
                              -------------------------------------------
                              James O. Wright

                   DIRECTOR'S POWER OF ATTORNEY


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1986 Non-Qualified Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1996.




                              /s/ Gus A. Zuehlke
                              -------------------------------------------
                              Gus A. Zuehlke